OPPENHEIMER NEW YORK MUNICIPAL FUND

                     Supplement dated October 5, 2000 to the

                        Prospectus dated January 21, 2000

The Prospectus is changed as follows:

1. This supplement replaces the Fund's prospectus supplement dated June 26, 2000.

2. The third paragraph entitled "Portfolio Manager" under the section entitled "How the Fund is Managed" on page 12 is revised in its entirety to read as follows:

Portfolio Manager. The portfolio manager of the Fund is Jerry Webman. Mr. Webman is Senior Vice President and Director of the Fixed Income Department of the Manager. Prior to joining the Manager in February 1996, Mr. Webman was a Vice President at Prudential Investment Corporation from November, 1990.

3. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

       The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement accounts, which are not permitted in the Fund).





October 5, 2000                                                PS0360.012




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                       OPPENHEIMER NEW YORK MUNICIPAL FUND

                     Supplement dated October 5, 2000 to the
           Statement of Additional Information dated January 21, 2000

The Statement of Additional Information is amended as follows:

1. Paragraph 6 on page 31 is deleted in its entirety and replaced with the following:

       Jerry A. Webman, Portfolio Manager, Age: 50.
       Two World Trade Center, New York, New York 10048-0203
       Senior Vice President, Senior Investment Officer and Director of the Fixed Income Department of the Manager (since February 1996) and Senior Vice President of HarbourView Asset Management Corporation (since May
       1999); a portfolio manager of other Oppenheimer funds; before joining the Manager in February 1996, he was a Vice President and portfolio manager with Prudential Investment Corporation from November, 1990.



October 5, 2000                                                    PX0360.006